UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported) November 30, 2006

                    Commission File Number of issuing entity:
                                  333-131213-27

                           RALI Series 2006-QH1 Trust

                         (Exact name of issuing entity)

                      Commission File Number of depositor:
                                   333-131213

                        Residential Accredit Loans, Inc.

              (Exact name of depositor as specified in its charter)

                        Residential Funding Company, LLC

               (Exact name of sponsor as specified in its charter)

                DELAWARE                                   None
        (State or other jurisdiction                 (I.R.S. employer
            of incorporation)                       identification no.)

        c/o 8400 Normandale Lake Blvd., Suite 250, Minneapolis, MN 55437
               (Address of principal executive offices) (Zip code)

        Registrant's telephone number, including area code (952) 857-7000

        -----------------------------------------------------------------

          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions .

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8. Other Events

Filing of Consent of Independent Registered Public Accounting Firm

     The consolidated financial statements of Ambac Assurance Corporation and subsidiaries as of December 31, 2005 and 2004, and for each of the years in the three-year period ended December 31, 2005, prepared in accordance with U.S. generally accepted accounting principles, included in the Annual Report on Form 10-K of Ambac Financial Group, Inc. (which was filed with the Securities and Exchange Commission on March 13, 2006, Commission File Number 1-10777), the unaudited consolidated financial statements of Ambac Assurance Corporation and subsidiaries as of September 30, 2006 and for the three- and nine- month periods ended September 30, 2006 and September 30, 2005 included in the Quarterly Report on Form 10-Q of Ambac Financial Group, Inc. for the period ended September 30, 2006 (which was filed with the Securities and Exchange Commission on November 8,
2006), the unaudited consolidated financial statements of Ambac Assurance Corporation and subsidiaries as of June 30, 2006 and for the three- and six-month periods ended June 30, 2006 and June 30, 2005 included in the Quarterly Report on Form 10-Q of Ambac Financial Group, Inc. for the period ended June 30, 2006 (which was filed with the Securities and Exchange Commission on August 9,
2006), the unaudited consolidated financial statements of Ambac Assurance Corporation and subsidiaries as of March 31, 2006 and for the three-month periods ended March 31, 2006 and March 31, 2005 included in the Quarterly Report on Form 10-Q of Ambac Financial Group, Inc. for the period ended March 31, 2006 (which was filed with the Securities and Exchange Commission on May 10, 2006), and the Current Reports on Form 8-K filed with the Securities and Exchange Commission on April 26, 2006, July 26, 2006, July 26, 2006 (dated July 25, 2006) and October 25, 2006, as they related to Ambac Assurance Corporation, are hereby incorporated by reference in (i) the registration statement and (ii) the prospectus supplement and shall be deemed to be part hereof and thereof.

Item 9. Financial Statements, Pro Forma Financial Information and Exhibits

(a)     Not applicable.

(b)     Not applicable.

(c) Exhibits (executed copies): The following execution copies of Exhibits to the Form S-3 Registration Statement of the Registrant are hereby filed:

Exhibit        Item 601(a) of
Number   Regulation S-K Exhibit No.        Description

  1                 23.1                   Consent of KPMG LLP, Independent
                                           Registered Public Accounting
                                           Firm of Ambac Assurance
                                           Corporation.

                                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                    RESIDENTIAL ACCREDIT LOANS, INC.


                                    By:/s/Heather Anderson
                                       ----------------------------------------
                                       Name:   Heather Anderson
                                       Title:  Vice President

Dated: November 30, 2006

Exhibit Index


           Item 601(a) of Regulation      Sequentially Numbered    Paper (P) or
Exhibit       S-K Exhibit No.                Description          Electronic (E)
Number
--------   -------------------------     -----------------------   -------------
1              23.1                        Consent of KPMG LLP,            E
                                          Independent Registered
                                        Public Accounting Firm of
                                       Ambac Assurance Corporation.

                        CONSENT OF INDEPENDENT REGISTERED

                             PUBLIC ACCOUNTING FIRM

The Board of Directors
Ambac Assurance Corporation:

We consent to the incorporation by reference in the registration statement (No. 333-131213) of Residential Accredit Loans, Inc. (the "Registrant"), and in the Prospectus Supplement of the Registrant relating to RALI Mortgage Asset-Backed Pass-Through Certificates, Series 2006-QH1 ( the "Prospectus Supplement"), of our report dated March 10, 2006 on the consolidated financial statements of Ambac Assurance Corporation and subsidiaries as of December 31, 2005 and 2004, and for each of the years in the three-year period ended December 31, 2005, which report appears in the Annual Report on Form 10-K of Ambac Financial Group, Inc., which was filed with the Securities and Exchange Commission on March 13, 2006, and to the reference to our firm under the heading "Experts" in the Prospectus Supplement. Our report refers to changes, in 2003, in Ambac Assurance Corporation's methods of accounting for variable interest entities and stock-based compensation.



                                            /s/KPMG LLP



New York, New York
November 28, 2006